SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549-1004


                                   FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                              December 19, 2002
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                (Date of Report (Date of Earliest Event Reported))


                              LA-Z-BOY INCORPORATED
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              (Exact name of registrant as specified in its charter)

              MICHIGAN                                    38-0751137
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   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                      Identification No.)


       1284 North Telegraph Road, Monroe, Michigan           48162-3390
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         (Address of principal executive offices)             (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (734) 241-4414
                                                          --------------

                                      None
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Former name, former address and former fiscal year,if changed since last report.

Item 5. Other Events


Contact:  Mark Stegeman       (734) 241-4418         mark.stegeman@la-z-boy.com
                                                     --------------------------

             LA-Z-BOY ANNOUNCES $86 MILLION PRIVATE DEBT PLACEMENT
             -----------------------------------------------------

MONROE MI, December 19, 2002 - La-Z-Boy Incorporated (NYSE, PCX: LZB) announced today that it has completed a private placement of $86 million in La-Z-Boy Incorporated notes. The notes were placed in two tranches with bullet maturities of seven and ten years at fixed interest rates. The seven year notes were issued at 4.56% and the ten year notes were issued at 5.25%. Comerica Incorporated (NYSE: CMA) and SPP Capital Partners, LLC acted as advisors in the transaction. The proceeds from this debt issuance will be used to reduce current borrowings under the company's bank credit facilities and for general corporate purposes.

Commenting on the announcement, La-Z-Boy senior vice president and chief financial officer David M. Risley said, "This transaction significantly strengthened the financial flexibility of our overall capital structure by laddering our debt maturities and allowed us to take advantage of what are historically very attractive interest rates. We were also very pleased that the demand for the offering of these notes was oversubscribed and that the spreads over the comparable Treasury securities was very compelling."

Background Information
----------------------
With annual sales in excess of $2 billion, La-Z-Boy Incorporated is one of the world's leading residential furniture producers, marketing furniture for every room of the home and office, as well as for the hospitality, health care and assisted-living industries. The La-Z-Boy Upholstery Group companies are Bauhaus, Centurion, Clayton Marcus, England, La-Z-Boy, La-Z-Boy Contract Furniture Group and Sam Moore, and the La-Z-Boy Casegoods Group companies are Alexvale, American Drew, American of Martinsville, Hammary, Kincaid, Lea and Pennsylvania House. The corporation's vast proprietary distribution network is dedicated exclusively to selling La-Z-Boy Incorporated products and brands, and includes 311 stand-alone La-Z-Boy Furniture Galleries(R) and 320 La-Z-Boy In-Store Gallerys, in addition to in-store gallery programs at the company's Kincaid, Pennsylvania House, Clayton Marcus, England and Lea operating units. According to industry trade publication Furniture/Today, the La-Z-Boy Furniture Galleries retail network by itself represents the industry's fifth largest U.S. furniture retailer.
Additional information is available at www.la-z-boy.com. Investors and others wishing to be notified of future La-Z-Boy news releases, SEC filings and conference calls may sign up at: http://my.lazboy.com/mygallery/investor_relations.htm.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LA-Z-BOY INCORPORATED
                                        ---------------------
                                            (Registrant)


                                        /s/ Louis M. Riccio Jr.
Date   December 19, 2002                -----------------------
                                         Louis M. Riccio, Jr.
                                         On behalf of the registrant and as
                                         Chief Accounting Officer